Exhibit 10.9

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 3, 2021, is by and among (1) KAYNE ANDERSON BDC, INC., a Delaware corporation (“Borrower”), (2) the Lenders (as defined below) party hereto and (3) CITY NATIONAL BANK (“CNB”), as administrative agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

A. The Borrower, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Agent are parties to that certain Credit Agreement, dated as of February 5, 2021 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”).

B. The Borrower has entered into a Security Agreement in favor of the Agent, dated as of February 5, 2021 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Security Agreement”).

C. The Borrower has requested that the Agent and the Lenders amend the Credit Agreement to (i) increase each of the aggregate Revolver Commitments and Maximum Revolver Amount from $100,000,000 to $150,000,000 as set forth herein (the “Second Amendment Increase”) and (ii) amend certain other provisions of the Credit Agreement as set forth herein.

D. Agent and Lenders are willing to agree to such requests, in accordance with and subject to the terms and conditions set forth herein and the other parties hereto have agreed to join in the execution of this Amendment in their respective capacities, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

Subject to the satisfaction of the conditions set forth in Section 2.1 below, the Credit Agreement (as in effect immediately prior to this Amendment) is hereby amended as follows:

1.1 Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definitions as follows:

“Maximum Revolver Amount” with respect to each of the Treasury Facility and the Subscription Facility, the amount set forth on Schedule C-1 hereto as the total “Revolver Commitment” for such Revolving Credit Facility; provided that in no event shall the sum of the Revolver Commitments under the Revolving Credit Facilities exceed $150,000,000 at any time or such higher amount as set forth in Section 2.18; provided that, if the Maximum Revolver Amount is increased pursuant to Section 2.18, then the Maximum Revolver Amount shall not exceed $150,000,000 for the period commencing on July 1, 2022 through the Applicable Maturity Date. Such schedule may be amended, supplemented or otherwise modified from time to time by the Agent in order to reflect a reallocation of the total amounts between the Revolving Credit Facilities upon receipt of written notice from the Borrower no less than five Business Days prior to the reallocation date set forth therein, which instruction may be made by the Borrower, at its election, no more frequently than once in each consecutive two month period beginning after the Closing Date until the Applicable Maturity Date with respect to the Treasury Facility so long as (a) no Event of Default has occurred and is continuing or would immediately result therefrom and (b) no prepayment is or would be required under Section 2.8(d) both before and immediately after giving effect thereto.

“Revolver Commitment” means, with respect to each Lender, its commitment in respect of the applicable Revolving Credit Facility, and, with respect to all Lenders, their aggregate commitments in respect of the applicable Revolving Credit Facility, in each case as such Dollar amounts are set forth beside such Lender’s name under the applicable heading on Schedule C-1 attached hereto or in the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder, as such amounts may be (a) reduced or increased from time to time pursuant to assignments made in accordance with the provisions of Section 9.1, (b) terminated or reduced to zero from time to time pursuant to Section 2.9(b) or Section 7.2, (c) increased pursuant to Section 2.18 or (d) otherwise modified from time to time in connection with any reallocation of the Maximum Revolver Amount as contemplated by the definition thereof.

1.2 Section 1.1 of the Credit Agreement is hereby further amended by adding the following new definitions in their appropriate alphabetical order:

“Increase Fee” means an amount equal to 25.5 bps (0.255%) of the principal amount of any Increase, which such fee shall be prorated based on the time from the Increase Effective Date to July 1, 2022.

“Second Amendment Effective Date”: means December 3, 2021

1.3 Section 2.18 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 2.18. Increases. (a) Upon prior written notice to Agent and each Lender, and solely during the period commencing on the Second Amendment Effective Date and ending on January 31, 2022, the Borrower may on one occasion request to increase the aggregate Revolver Commitments in an aggregate amount not to exceed $175,000,000 (such requested increase, an “Increase”). Such written notice shall specify (i) the amount of the requested increase, which amount shall not be less than $1,000,000, (ii) the time period within which each Lender is requested to respond (which shall in no event be less than five (5) Business Days from the date of delivery of such notice to such Lender) and (iii) the requested effective date of such Increase (such date, the “Increase Effective Date”).

(b) If the Borrower requests an Increase during the period commencing on the Second Amendment Effective date and ending on January 31, 2022, each Lender hereby agrees to increase its Revolver Commitment in an amount equal to its Pro Rata Share of such requested Increase subject to the Agent’s receipt of the Increase Fee in respect of such Increase and the satisfaction of such other terms and conditions as the Agent and the Borrower shall mutually agree. On the Increase Effective Date with respect to the Increase, (i) each Lender’s Revolver Commitment shall automatically increase by an amount equal to its Pro Rata Share of such Increase and (ii) the Maximum Revolver Amount shall automatically increase by an amount equal to such Increase. In no event shall the Lenders be obligated to provide more than one Increase. Any such Increase effected pursuant to the terms of this Section 2.18 shall automatically expire on July 1, 2022.

1.4 Schedule C-1 to the Credit Agreement is hereby amended and restated in the form attached to Annex A hereto.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall become effective upon satisfaction (or waiver) of the following conditions (in each case, in form and substance acceptable to the Agent in its sole discretion) (the “Second Amendment Effective Date”):

(a) This Amendment. The execution and delivery of this Amendment duly executed by the Borrower, the Lenders party hereto and the Agent.

(b) No Default. No Unmatured Event of Default or Event of Default has occurred and is continuing or would be caused by the consummation of the transactions contemplated by this Amendment.

(c) Aggregate Unfunded Commitments Certificate; Exhibit S-1. Agent shall have received an updated Exhibit S-1 reflecting the current list of Investors, the Capital Commitment of each Investor, the Remaining Commitment of each Investor and the contributed portion of each Capital Commitment of each Investor as of the date hereof.

(d) Amendment Increase Fee. Agent shall have received for the benefit of each Lender party hereto an increase fee in an amount equal to 25.5 bps (0.255%) of the principal amount of the Second Amendment Increase, which such fee shall be prorated based on the time from the date hereof to the Applicable Maturity Date with respect to the Subscription Facility (the “Amendment Increase Fee”).

(e) Expenses. In addition to payment of the Amendment Increase Fee, Agent shall have received full payment of all of the reasonable out-of-pocket fees, costs, and expenses of Agent (including the reasonable fees and expenses of Agent’s counsel) actually incurred in connection with the preparation, negotiation, execution, and delivery of this Amendment (including those payable pursuant to Section 10.7 of the Credit Agreement).

(f) Representations and Warranties. The representations and warranties contained in Section 3.2 below shall be true and correct as of the date hereof.

ARTICLE III

MISCELLANEOUS

3.1 Amended Terms.

(a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby.

(b) Except as specifically amended herein, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents.

3.2 Representations and Warranties of the Borrower. Borrower represents and warrants to Agent and each Lender as follows:

(a) It has all requisite power and authority under applicable law and under its organizational documents to execute, deliver and perform its obligations under this Amendment, and to perform its obligations under the Credit Agreement as amended hereby;

(b) All actions, waivers and consents (corporate, regulatory and otherwise) necessary or appropriate for it to execute, deliver and perform its obligations under this Amendment and to perform its obligations under the Credit Agreement as amended hereby, have been taken and/or received;

(c) This Amendment and the Credit Agreement, as amended by this Amendment, constitute the legal, valid and binding obligation of it enforceable against it in accordance with the terms, except as the enforceability hereof or thereof may be affected by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally, and the limitation of certain remedies by certain equitable principles of general applicability;

(d) The execution, delivery and performance of this Amendment, and the performance by the Borrower of its obligations under the Credit Agreement, as amended hereby, will not violate or contravene (a) any provision of any federal (including the Exchange Act), state, or local law, rule, or regulation (including Regulations T, U, and X of the Federal Reserve Board) binding on it, (b) any order of any domestic governmental authority, court, arbitration board, or tribunal binding on it, (c) the Governing Documents of Borrower or any Subscription Agreement, or any other contractual obligations between Borrower or Adviser and any Investor, or (d) any provisions of, result in a breach of, constitute (with the giving of notice or the lapse of time) a default under, or result in the creation of any Lien (other than a Permitted Lien) upon any of the Assets of the Borrower pursuant to, any Contractual Obligation of the Borrower;

(e) The representations and warranties contained in the Credit Agreement, the Security Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, before and after giving effect to the same, as though made on and as of such date (except to the extent that such representations and warranties solely relate to an earlier date);

(f) No Event of Default or Unmatured Event of Default has occurred or is continuing on the date of this Amendment or would result from the transactions contemplated by this Amendment; and

(g) The Security Agreement continues to create a valid security interest in, and Lien upon, the Collateral, in favor of the Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Agreement and prior to all Liens other than Permitted Liens.

3.3 Reaffirmation of Obligations Borrower hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement (as amended hereby), Security Agreement and each other Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of its Obligations. Borrower acknowledges receipt of a copy of the Amendment. Borrower hereby consents to the Amendment and reaffirms the Security Agreement and the other Loan Documents to which it is a party and acknowledges that the execution and delivery of this Amendment shall have no effect on its obligations under the Security Agreement or such other Loan Documents, each of which remains the legal, valid and binding obligation of the Borrower and are hereby reaffirmed.

3.4 Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5 Further Assurances. Borrower agrees to promptly take such action, upon the reasonable request of the Agent, as is necessary to carry out the intent of this Amendment.

3.6 Entirety. This Amendment, together with the annexes hereto, and the other Loan Documents is intended by the parties hereto as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement with respect to the subject matter of this Amendment.

3.7 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be an original, but all of which, taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission, e-mail or other electronic transmission (e.g. “pdf” or “tif”) shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile, e-mail or other electronic transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

3.8 GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK AND THE VALIDITY OF THIS AMENDMENT AND THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF AND THE RIGHTS OF THE PARTIES THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

3.9 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that the Borrower may not assign or transfer any interest or rights hereunder without the prior written consent of Agent and the Lenders and any such prohibited assignment or transfer shall be absolutely void.

3.10 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process, waiver of jury trial and judicial reference provisions set forth in Sections 11.8, 11.9 and 11.10 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	KAYNE ANDERSON BDC, INC.

	By:	/s/ Michael O’Neil
	Name:	Michael O’Neil
	Title:	Chief Compliance Officer

[Signature Page to Second Amendment to Credit Agreement]

AGENT AND LENDERS:	CITY NATIONAL BANK, as Agent and as a Lender

	By:	/s/ Brandon Feitelson
	Name:	Brandon Feitelson
	Title:	Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

ANNEX A TO SECOND AMENDMENT TO CREDIT AGREEMENT

Schedule C-1

(See attached)

SCHEDULE C-1

LENDERS’ COMMITMENTS / MAXIMUM REVOLVER AMOUNT AS OF THE SECOND AMENDMENT EFFECTIVE DATE1

LENDER	SUBSCRIPTION FACILITY REVOLVER COMMITMENT	TREASURY FACILITY REVOLVER COMMITMENT
City National Bank	$150,000,000	$0
TOTAL	$150,000,000	$0

[1]	The sum of the Subscription Facility Revolver Commitments and Treasury Facility Revolver Commitments shall not at any time exceed $150,000,000 or such higher amount as set forth in Section 2.18.